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                                                                    EXHIBIT 23.2


                      AIRCRAFT INFORMATION SERVICES, INC.

                              CONSENT OF APPRAISER


We consent to the use of our reports included herein and the references to our firm in the Morgan Stanley Aircraft Finance Amendment No. 2 to Registration Statement on Form S-4 (file no. 333-56575) to be filed with the Securities and Exchange Commission.

Dated: October 30, 1998


                                        AIRCRAFT INFORMATION SERVICES, INC.



                                        BY: /s/ Fred Bearden
                                            -----------------------------------
                                            Name:  Fred Bearden
                                            Title: President